UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 9, 2026

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SANM	NASDAQ Global Select Market

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 9, 2026, the stockholders of the Company approved an amendment of the Company’s 2019 Equity Incentive Plan (the “2019 Plan”) to reserve an additional 1,200,000 shares of Common Stock for issuance thereunder.

The 2019 Plan provides for the grant to eligible individuals of stock options, both incentive stock options and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares and such other cash and stock awards as the administrator of the 2019 Plan shall determine. The terms and conditions of each type of award are set forth in the 2019 Plan. Individuals eligible to receive awards under the 2019 Plan include executive officers, employees, consultants and non-employee members of the Company’s Board of Directors. The 2019 Plan expires on December 3, 2028.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 9, 2026, the Company held its 2026 Annual Meeting of Stockholders. The matters voted upon at the meeting by stockholders of record as of January 16, 2026 and the vote with respect to each such matter is set forth below:

1.	To elect eight directors of the Company.

Nominee	For	Against	Abstain	Broker Non-Votes
Susan K. Barnes	47,654,771	736,564	112,390	2,621,828
David V. Hedley III	40,504,828	7,975,501	23,396	2,621,828
Susan A. Johnson	40,455,204	8,023,528	24,993	2,621,828
Joseph G. Licata	39,495,174	8,990,753	17,798	2,621,828
Michael J. Loparco	46,878,928	1,604,871	19,926	2,621,828
Krish Prabhu	45,516,654	2,963,014	24,057	2,621,828
Mythili Sankaran	27,580,680	20,896,872	26,173	2,621,828
Jure Sola	47,412,746	1,068,216	22,763	2,621,828

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 3, 2026.

For	Against	Abstain	Broker Non- Votes
50,528,448	578,906	18,199	0

3.	To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non- Votes
39,455,563	9,020,980	27,182	2,621,828

4.	To approve the reservation of an additional 1,200,000 shares of Common Stock for issuance under the 2019 Plan.

For	Against	Abstain	Broker Non- Votes
46,532,962	1,939,866	30,897	2,621,828

5.	To consider and vote upon the stockholder proposal entitled “Proposal 5 – Independent Board Chairman,” requesting that the Board of Directors adopt a policy in order that two separate people hold the office of the Chairman and the office of the CEO.

For	Against	Abstain	Broker Non- Votes
5,761,319	42,678,217	64,189	2,621,828

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No	Description

104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

By:	/s/ Jonathan Faust
Jonathan Faust
Executive Vice President and Chief Financial Officer

Date: March 11, 2026

4